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                                                                   EXHIBIT 99.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                        OF OIL STATES INTERNATIONAL, INC.
             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying report on Form 10-Q for the quarterly period ended March 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas E. Swanson, President and Chief Executive Officer of Oil States International, Inc. (the "Company"), hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Douglas E. Swanson
                                               --------------------------------
                                               Name:  Douglas E. Swanson
                                               Date:  May 14, 2003



A signed original of this written statement as required by Section 906 has been provided to Oil States International, Inc. and will be retained by Oil States International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.